Airplanes Group
                       Report to Certificateholders
                All numbers in US$ unless otherwise stated

               Payment Date: 15 May , 1997.
               Calculation Date: 09 May , 1997.
(i)    ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)

        --------------------------------------------------------------------------------------------------------------------------
                                                     Prior Balance       Deposits       Withdrawals    Balance on Calculation Date
         -------------------------------------------------------------------------------------------------------------------------
                                                     09-Apr-97                                         09-May-97
         Lessee Funded Account                                0.00             0.00            (0.00)            0.00
         Expense Account (note ii)                    5,107,511.52    13,228,017.04   (14,780,318.19)    3,555,210.37
         ------------------------------------------------------------------------------------------------------------
         Collection Account (note iii)              239,228,304.26    50,066,880.57   (58,674,006.26)  230,621,178.57

          -  Miscellaneous Reserve                   40,000,000.00                                      40,000,000.00
          -  Maintenance Reserve                     80,000,000.00                                      80,000,000.00
          -  Security Deposit                        60,571,750.00                                      60,554,298.00
          -  Other Collections                       58,656,554.26                                      50,066,880.57
         ------------------------------------------------------------------------------------------------------------
         Total                                      244,335,815.78    63,294,897.61   (73,454,324.45)  234,176,388.94
         ============================================================================================================

(ii)   ANALYSIS OF EXPENSE ACCOUNT ACTIVITY
       --------------------------------------------------------
               Balance on preceding Calculation Date (April 09,1997)                                              5,107,511.52
               Transfer from Collection Account (previous Payment Date)                                          13,200,099.43
               Interest Earned during period                                                                         27,917.61
               Payments during period between prior Calculation Date and the relevant Calculation Date:
                - Payments on previous Payment Date                                                             (4,001,837.77)
                - Other payments                                                                               (10,778,480.42)
                                                                                                               ---------------
               Balance on relevant Calculation Date (May 09, 1997)                                                3,555,210.37
                                                                                                               ===============

(iii)  ANALYSIS OF COLLECTION ACCOUNT ACTIVITY
       ---------------------------------------------------------------------------

               Balance on preceding Calculation Date (April 09, 1997)                                           239,228,304.26
               Collections during period                                                                         50,066,880.57
               Transfer to Expense Account (previous Payment Date)                                             (13,200,099.43)
               Net transfer to Lessee Funded Accounts
               Aggregate Certificate Payments (previous Payment Date)                                          (44,674,006.26)
               Swap payments (previous Payment Date)                                                              (799,900.57)
                                                                                                               ---------------
               Balance on relevant Calculation Date (May 09, 1997)                                              230,621,178.57

(iii)  ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)
       ------------------------------------------------

                  ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS
                  -------------------------------------------------------------------------
                  Priority of Payments
            (i)   Required Expense Amount                                     15,290,568.30
           (ii)   a) Class A Interest                                         13,347,506.09
                  b) Swap Payments                                               264,642.07
          (iii)   First Collection Account Top-up                            120,000,000.00
           (iv)   Minimum Hedge Payment                                                0.00
            (v)   Class A Minimum Principal                                            0.00
           (vi)   Class B Interest                                             2,028,737.83
          (vii)   Class B Minimum Principal                                    1,113,074.60
         (viii)   Class C Interest                                             2,546,875.00
           (ix)   Class D Interest                                             3,625,000.00
            (x)   Second Collection Account Top-up                            61,190,485.00
           (xi)   Class A Principal Adjustment Amount                         14,769,500.05
          (xii)   Class C Scheduled Principal                                          0.00
         (xiii)   Class D Scheduled Principal                                          0.00
          (xiv)   Modification Payments                                                0.00
           (xv)   Soft Bullet Note Step-up Interest                                    0.00
          (xvi)   Class E Minimum Interest                                             0.00
         (xvii)   Supplemental Hedge Payment                                           0.00
        (xviii)   Class B Supplemental Principal                                       0.00
          (xix)   Class A Supplemental Principal                                       0.00
           (xx)   Class D Outstanding Principal                                        0.00
          (xxi)   Class C Outstanding Principal                                        0.00
         (xxii)   Class E Supplemental Interest                                        0.00
        (xxiii)   Class B Outstanding Principal                                        0.00
         (xxiv)   Class A Outstanding Principal                                        0.00
          (xxv)   Class E Accrued Unpaid Interest                                      0.00
         (xxvi)   Class E Outstanding Principal                                        0.00
        (xxvii)   Charitable Trust                                                     0.00
                                                                           ----------------
        Total Payments with respect to Payment Date                          234,176,388.94
           Less Collection Account Top-Ups ((iii) and                      (181,190,485.00)
                                                                           ----------------
           (x)above)                                                          52,985,903.94
                                                                           ================

(iv)   PAYMENT ON THE CERTIFICATES
       ---------------------------

          (a) FLOATING RATE CERTIFICATES
              --------------------------                                A-1              A-2             A-3             A-4
              Applicable LIBOR                                      5.68750%        5.68750%        5.68750%        5.68750%
              Applicable Margin                                     0.25000%        0.32000%        0.47000%        0.62000%
              Applicable Interest Rate                              5.93750%        6.00750%        6.15750%        6.30750%
              Interest Amount Payable                           4,205,729.17    3,754,687.50    2,565,625.00    1,051,250.00
              Step Up Interest Amount                                   0.00            0.00            0.00            0.00

              Opening Principal Balance                       850,000,000.00  750,000,000.00  500,000,000.00  200,000,000.00
              Minimum Principal Payment Amount                          0.00            0.00            0.00            0.00
              Adjusted Principal Payment Amount                         0.00            0.00            0.00            0.00
              Supplemental Principal Payment Amount                     0.00            0.00            0.00            0.00
              Total Principal Distribution Amount                       0.00            0.00            0.00            0.00
              Redemption Amount
               - amount allocable to principal                          0.00            0.00            0.00            0.00
               - premium allocable to premium                           0.00            0.00            0.00            0.00
                                                              --------------------------------------------------------------
              Outstanding Principal Balance (May 15, 1997)    850,000,000.00  750,000,000.00  500,000,000.00  200,000,000.00
                                                              ==============================================================

                                                                        A-5          Class B

              Applicable LIBOR                                      5.68750%        5.68750%
              Applicable Margin                                     0.35000%        1.10000%
              Applicable Interest Rate                              6.03750%        6.78750%
              Interest Amount Payable                           1,770,214.42    2,028,737.83
              Step Up Interest Amount                                   0.00            0.00

              Opening Principal Balance                       351,843,860.24  358,671,881.00
              Minimum Principal Payment Amount                          0.00    1,113,074.60
              Adjusted Principal Payment Amount                14,769,500.05            0.00
              Supplemental Principal Payment Amount                     0.00            0.00
              Total Principal Distribution Amount              14,769,500.05    1,113,074.60
              Redemption Amount
               - amount allocable to principal                          0.00            0.00
               - premium allocable to premium                           0.00            0.00
                                                              ------------------------------
              Outstanding Principal Balance (May 15, 1997)    337,074,360.19  357,558,806.40
                                                              ==============================

       (b)     FIXED RATE CERTIFICATES                              Class C          Class D
               -----------------------
               Applicable Interest Rate                             8.1500%         10.8750%
               Interest Amount Payable                         2,546,875.00     3,625,000.00

               Opening Principal Balance                     375,000,000.00   400,000,000.00
               Scheduled Principal Payment Amount                      0.00             0.00
               Redemption Amount
                - amount allocable to principal                        0.00             0.00
                - amount allocable to premium                          0.00             0.00
               Pool Factors and scheduled dollar amount                0.00             0.00
               for each class
                                                             -------------------------------
               Outstanding Principal Balance (May 15, 1997)  375,000,000.00   400,000,000.00
                                                             ===============================

       Table of rescheduled Pool Factors                                n/a              n/a
         in the event of a partial redemption



(v)    FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)
       --------------------------------------------------------------------------------------------------
                                                  A-1              A-2               A-3              A-4
               Applicable LIBOR              5.68750%         5.68750%          5.68750%         5.68750%
               Applicable Margin             0.25000%         0.32000%          0.47000%         0.62000%
               Applicable Interest Rate      5.93750%         6.00750%          6.15750%         6.30750%

                                                  A-5          Class B

               Applicable LIBOR              5.68750%         5.68750%
               Applicable Margin             0.35000%         1.10000%
               Applicable Interest Rate      6.03750%         6.78750%

       (vi)    CURRENT PERIOD PAYMENTS (Per $100,000 Initial Outstanding Principal Balance of Certificates)
               --------------------------------------------------------------------------------------------

       (a)     FLOATING RATE CERTIFICATES
               --------------------------

                                                                  A-1              A-2                A-3              A-4
               Opening Principal Amount                       8,500.00         7,500.00          5,000.00         2,000.00
               Total Principal Payments                           0.00             0.00              0.00             0.00
               Closing Outstanding Principal Balance          8,500.00         7,500.00          5,000.00         2,000.00

               Total Interest                                    42.06            37.55             25.66            10.51
               Total Premium                                      0.00             0.00              0.00             0.00


                                                                  A-5          Class B

               Opening Principal Amount                      3,518.44         3,586.72
               Total Principal Payments                        147.70            11.13
               Closing Outstanding Principal Balance         3,370.74         3,575.59

               Total Interest                                   17.70            20.29
               Total Premium                                     0.00             0.00

       (b)     FIXED RATE CERTIFICATES
               -----------------------
                                                              Class C          Class D
               Opening Principal Amount                      3,750.00         4,000.00
               Total Principal Payments                          0.00             0.00
               Outstanding Principal Balance                 3,750.00         4,000.00

               Total Interest                                   25.47            36.25
               Total Premium                                     0.00             0.00
